Prospectus
                                                                Primary B Shares
                                                               December 7, 1998


This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund") of Nations Fund Trust and Nations Fund, Inc., each an open-end management investment company in the Nations Funds Family ("Nations Funds" or "Nations Funds Family"). This Prospectus describes one class of shares of each Fund -- Primary B Shares.


This Prospectus sets forth concisely the information about each Fund that a prospective purchaser of Primary B Shares should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about Nations Fund Trust and Nations Fund, Inc. is contained in a separate Statement of Additional Information (the "SAI"), that has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The SAI for Nations Funds, dated August 1, 1998, is incorporated by reference in its entirety into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to each of the Funds. Marsico Capital Management, LLC ("Marsico Capital") is the investment sub-adviser to Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund. Brandes Investment Partners, L.P. ("Brandes") is the investment sub-adviser to Nations International Value Fund. TradeStreet Investment Associates, Inc. ("TradeStreet") is the investment sub-adviser to all other Nations Funds. As used herein the term "Adviser" shall mean NBAI, TradeStreet, Marsico Capital and/or Brandes as the context may require, see "How The Funds Are Managed."


SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EQUITY FUNDS:
Nations Value Fund
Nations Small Company Growth Fund
Nations Disciplined Equity Fund
Nations Capital Growth Fund
Nations Marsico Focused Equities Fund
Nations Marsico Growth & Income Fund
Nations International Value Fund

INDEX FUNDS:
Nations Managed Index Fund
Nations Managed SmallCap Index Fund
Nations Managed Value Index Fund
Nations Managed SmallCap Value Index Fund

For Fund information call:
1-800-621-2192


Nations Funds
c/o Stephens Inc.
One NationsBank Plaza
33rd Floor
Charlotte, NC 28255


[NATIONS FUNDS logo]




TR-15987-12/98

                         Table Of Contents

About The                Prospectus Summary                                   3
    Funds                ------------------------------------------------------

                         Expenses Summary                                     4
                         ------------------------------------------------------

                         Objectives                                           6
                         ------------------------------------------------------

                         How Objectives Are Pursued                           7
                         ------------------------------------------------------

                         How Performance Is Shown                            17
                         ------------------------------------------------------

                         How The Funds Are Managed                           20
                         ------------------------------------------------------

                         Organization And History                            23
                         ------------------------------------------------------

About Your               How To Buy Shares                                   24
Investment               -------------------------------------------------------

                         How To Redeem Shares                                25
                         ------------------------------------------------------

                         How To Exchange Shares                              25
                         ------------------------------------------------------

                         Shareholder Servicing Arrangements                  26
                         ------------------------------------------------------

                         How The Funds Value Their Shares                    27
                         ------------------------------------------------------

                         How Dividends And Distributions Are Made;
                         Tax Information                                     27
                         ------------------------------------------------------

                         Financial Highlights                                28
                         ------------------------------------------------------

                         Appendix A -- Portfolio Securities                  31
                         ------------------------------------------------------

                         Appendix B -- Description Of Ratings                40
                         ------------------------------------------------------

                         No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Funds' SAI incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by Nations Funds or its distributor. This Prospectus does not constitute an offering by Nations Funds or by the distributor in any jurisdiction in which such offering may not lawfully be made.

About The Funds


Prospectus Summary

o Type of Companies: Open-end management investment companies.

o Investment Objectives and Policies:


o Equity Funds:


  o Nations Value Fund's investment objective is to seek growth of capital by investing in companies that are believed to be undervalued.


  o Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.


  o Nations Disciplined Equity Fund's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share.


  o Nations Capital Growth Fund's investment objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential.


  o Nations Marsico Focused Equities Fund's investment objective is to seek long-term growth of capital. It is a non-diversified fund that pursues its objective by normally investing in a core position of 20-30 common stocks.


  o Nations Marsico Growth & Income Fund's investment objective is to seek long-term growth of capital with a limited emphasis on income. Under normal circumstances, the Fund pursues its objective by investing up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities that have income potential.


  o Nations International Value Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.


o Index Funds:


  o Nations Managed Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index.


  o Nations Managed SmallCap Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the Standard & Poor's SmallCap 600 Index.


  o Nations Managed Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P 500/BARRA Value Index.


  o Nations Managed SmallCap Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P SmallCap 600/BARRA Value Index.


o Investment Adviser: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment management services to more than 60 investment company portfolios in the Nations Funds Family.
  TradeStreet Investment Associates, Inc., an affiliate of NBAI, provides investment sub-advisory services to certain of the Funds. Marsico Capital Management, LLC provides investment sub-advisory services to Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund. Brandes Investment Partners, L.P. provides investment sub-advisory services to Nations International Value Fund. For more information about the investment adviser and investment sub-advisers to the Nations Funds, see "How The Funds Are Managed."


o Dividends and Distributions: Dividends from net investment income are declared and paid monthly by Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Managed Index Fund, Nations Value Fund and Nations Small Company Growth Fund. Dividends from net investment income are declared and paid annually by

  Nations International Value Fund. All other Equity Funds and Index Funds declare and pay dividends from net investment income each calendar quarter. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.


o Risk Factors: Although NBAI, together with the sub-advisers, seek to achieve the investment objective of each Fund, there is no assurance that they will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. The U.S. stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock markets, as measured by the S&P 500 Index (as defined below) and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue. In addition, certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities, including U.S. Government Obligations (as defined below), will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not issued or guaranteed by the U.S. Government are subject to credit risk, which is the risk that the issuer may not not be able to pay principal and/or interest when due. Certain of the Funds' investments may constitute derivative securities. Certain types of derivative securities can, under particular circumstances, significantly increase an investor's exposure to market and other risks. Certain of the Funds invest in foreign securities which present additional risks associated with international investing, including, among others, heightened economic and political risk, as well as foreign currency risk. For a discussion of these and other factors, see "How Objectives Are Pursued -- Risk Considerations", "How Objectives are Pursued -- Special Risk Considerations Relevant to an Investment in Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund", "How Objectives are Pursued -- Special Risk Considerations Relevant to Foreign Investing", "How Objectives are Pursued -- Special Risk Considerations Relevant to an Investment in the Index Funds" and "Appendix A."


o Minimum Purchase: $1,000 minimum initial investment per record holder. See "How To Buy Shares."

Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Primary B Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.


NATIONS FUNDS EQUITY FUNDS PRIMARY B SHARES



                                                             Nations                            Nations    Nations
                                                              Small       Nations    Nations    Marsico    Marsico      Nations
                                                   Nations   Company   Disciplined   Capital    Focused   Growth &   International
Shareholder Transaction                             Value     Growth      Equity      Growth   Equities    Income        Value
Expenses                                            Fund       Fund        Fund        Fund      Fund       Fund         Fund
Sales Load Imposed on Purchases                    None      None        None        None       None       None          None
------------------------------------------------------------------------------------------------------------------------------------
Deferred Sales Charge                              None      None        None        None       None       None          None

Annual Fund Operating
Expenses
(as a percentage of average net assets)

Management Fees
 (After Fee Waivers)                                .75%      .75%       .75%          .75%      .85%       .85%         .90%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses
 (After Expense Reimbursements)                     .69%      .70%       .73%          .70%      .90%       .90%         .72%
------------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (After Fee Waivers and
 Expense Reimbursements)                           1.44%     1.45%      1.48%         1.45%     1.75%      1.75%        1.62%


                  NATIONS FUNDS INDEX FUNDS PRIMARY B SHARES



                                                                                        Nations
                                                             Nations       Nations      Managed
                                                Nations      Managed      Managed      SmallCap
                                                Managed     SmallCap    Value Index   Value Index
Shareholder Transaction Expenses              Index Fund   Index Fund       Fund         Fund
Sales Load Imposed on Purchases                 None         None         None          None
---------------------------------------------------------------------------------------------------
Deferred Sales Charge                           None         None         None          None

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees
(After Fee Waivers)                             .30%         .30%         .30%          .30%
---------------------------------------------------------------------------------------------------
Other Expenses
 (After Expense Reimbursements)                 .70%         .70%         .70%          .70%
---------------------------------------------------------------------------------------------------
Total Operating Expenses (After Fee Waivers
 and Expense Reimbursements)                   1.00%        1.00%        1.00%         1.00%

Examples: You would pay the following expenses on a $1,000 investment in Primary B Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.



                                                                       Nations
                                                                      Marsico      Nations
                            Nations         Nations      Nations      Focused   Marsico Growth
               Nations   Small Company   Disciplined     Capital     Equities      & Income
            Value Fund    Growth Fund    Equity Fund   Growth Fund     Fund          Fund
1 Year         $ 15           $ 15           $ 15          $ 15        $ 18          $ 18
3 Years        $ 46           $ 48           $ 47          $ 46        $ 55          $ 55
5 Years        $ 79           $ 79           $ 81          $ 79        $ 95          $ 95
10 Years       $172           $174           $177          $174        $206          $206


                                                                        Nations
                Nations                     Nations                    Managed
            International     Nations      Managed       Nations       SmallCap
                Value         Managed     SmallCap    Managed Value     Value
                 Fund       Index Fund   Index Fund     Index Fund    Index Fund
1 Year           $ 16          $ 10         $ 10           $ 10          $ 10
3 Years          $ 51          $ 32         $ 32           $ 32          $ 32
5 Years          $ 88          $ 55         $ 55           $ 55          $ 55
10 Years         $192          $122         $122           $122          $122

The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Primary B Shares will bear either directly or indirectly. The figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent Other Expenses are less than those shown, waivers and/or reimbursements of Management Fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. If fee waivers and/or reimbursements are decreased or discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders of the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."

Absent fee waivers and expense reimbursements, "Management Fees," "Other Expenses" and "Total Operating Expenses" for Primary B Shares of the indicated Fund would have been as follows: Nations Managed Index Fund -- .50%, .90% and 1.40%, respectively; Nations International Value Fund -- 1.00%, .82% and 1.82%, respectively; Nations Managed SmallCap Index Fund -- .50%, 1.13% and 1.63%, respectively; Nations Managed Value Index Fund -- .50%, 1.67% and 2.17%, respectively; Nations Managed SmallCap Value Index Fund -- .50%, 2.31% and 2.81%, respectively; and Nations Small Company Growth Fund -- 1.00%, .86% and 1.86%, respectively.

Absent fee waivers, "Other Expenses" and "Total Operating Expenses" for Primary B Shares of the indicated Fund would have been as follows: Nations Capital Growth Fund -- .80% and 1.55%, respectively; Nations Disciplined Equity Fund --
 .83% and 1.58%, respectively; Nations Value Fund -- .80% and 1.55%, respectively; Nations Marsico Focused Equities Fund -- 1.27% and 2.12%, respectively; and Nations Marsico Growth & Income Fund -- 1.72% and 2.57%, respectively.

Effective May 1999, it is anticipated that certain voluntary Total Operating Expenses limits put in place in connection with the reorganization of The Pilot Funds into the Nations Funds will terminate with respect to the following
Funds: Nations Value Fund, Nations Small Company Growth Fund and Nations Disciplined Equity Fund. For more information, see the SAI.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

Objectives

Equity Funds:

Nations Value Fund: Nations Value Fund's investment objective is to seek growth of capital by investing in companies that are believed to be undervalued.


Nations Small Company Growth Fund: Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.


Nations Disciplined Equity Fund: Nations Disciplined Equity Fund's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share.


Nations Capital Growth Fund: Nations Capital Growth Fund's investment objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential.


Nations Marsico Focused Equities Fund: Nations Marsico Focused Equities Fund's investment objective is to seek long-term growth of capital.


Nations Marsico Growth & Income Fund: Nations Marsico Growth & Income Fund's investment objective is to seek long-term growth of capital with a limited emphasis on income.


Nations International Value Fund: Nations International Value Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.


Index Funds:


Nations Managed Index Fund: Nations Managed Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index.").1


Nations Managed SmallCap Index Fund: Nations Managed SmallCap Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of Standard & Poor's SmallCap 600 Index ("S&P 600 Index").2


Nations Managed Value Index Fund: Nations Managed Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P 500/BARRA Value Index ("S&P/BARRA Value Index").


Nations Managed SmallCap Value Index Fund: Nations Managed SmallCap Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P SmallCap 600/BARRA Value Index ("S&P/BARRA SmallCap Value Index").


Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of each Fund will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market. Investments in the Funds are not insured against loss of principal.

--------
1 "Standard & Poor's" and "Standard & Poor's 500" are trademarks of The
   McGraw-Hill Companies, Inc.
2 "Standard & Poor's" and "Standard & Poor's SmallCap 600" are trademarks of
   The McGraw-Hill Companies, Inc.

How Objectives Are Pursued

Equity Funds:

Nations Value Fund: The Fund invests in stocks drawn from a broad universe of companies monitored by the Adviser. The Adviser closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $500 million or more and have an average daily trading volume of at least $3 million. These requirements are generally considered by the Adviser to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. The Adviser also analyzes key financial ratios that measure the growth, profitability, and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.


Stocks are selected from this universe based on the Adviser's judgment of their total return potential. The Adviser buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by the Adviser in making these determinations is the ratio of a stock's price-to-earnings relative to corresponding ratios of other stocks issued by companies in the same industry or economic sector. The Adviser believes that companies with lower price-to-earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach typically produces a dividend yield greater than the market average. The Adviser will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks.


The Fund invests under normal market conditions at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest up to 20% of its assets in foreign securities. The Fund also may hold up to 20% of its total assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), and investment grade securities of domestic companies. Obligations with the lowest investment grade rating (e.g. rated "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Services, Inc. ("Moody's")), have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.


The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.


Nations Small Company Growth Fund: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. In addition, the Fund will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less.


The investment philosophy of Nations Small Company Growth Fund is based on the premise that stock prices are driven by earnings growth and that superior stock market returns occur when a company experiences rapid and accelerating earnings growth due to improving fundamentals.


In managing the Fund, the Adviser applies a disciplined process with rigorous fundamental analysis providing the basis for stock selection. Its methodology combines fundamental, valuation and momentum-based disciplines in portfolio construction. First, the Adviser evaluates nearly 5000 stocks by using quantitative modeling techniques. Companies with a market capitalization of less than $1 billion are analyzed using the following criteria: earnings growth trends, earnings momentum, earnings estimate trends, relative price performance and importantly, valuation or price- to-earnings ratios relative to forecasted earnings growth. Next, the Adviser conducts a bottom-up, fundamental analysis of each candidate company. This process, which involves using both internal and external research and conducting one on one conversations with senior company executives, requires several steps: gaining an understanding of the business, evaluating its growth potential, risks and competitive strengths, discussing the growth strategy with company management, and validating that strategy with third parties and the Adviser's network of regional brokerage research resources.


Overall, the Fund's strategy is to own those investments offering both attractive fundamental valuation and relatively good prospects for earnings improvement. Typically, two types of companies are candidates for purchase: (i) mature companies which may have fallen from a larger market value due to business difficulties, but which now exhibit improving prospects; and (ii) smaller or younger companies which are experiencing strong trends in earnings growth, but remain reasonably valued and therefore offer premium growth at a discount in comparison to other companies.


The Fund's weighted median capitalization generally is not expected to exceed 125% of the weighted median capitalization of the Russell 2000 Small Stock Index (the "Russell 2000") as measured on a quarterly basis, although this may vary from time to time. The volatility of the small cap growth stocks in which the Fund invests is greater than that of larger companies. Many of these stocks trade over-the-counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 130 companies which represent a broad range of industries and sectors, both in the United States and abroad.


The Fund may invest up to 35% of its total assets in securities of issuers with a market capitalization greater than $1 billion and in debt securities. However, the Fund will not invest more than 10% of its total assets in debt securities, unless the Fund assumes a temporary defensive position as discussed below. Debt securities, if any, purchased by the Fund will be rated "AA" or above by S&P or "Aa" or above by Moody's or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations (such as the International Bank for Reconstruction and Development (the "World Bank")) and money market instruments.


The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund currently intends to limit any investment in foreign securities to 20% of total assets.


Nations Disciplined Equity Fund: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that the Adviser believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.


In selecting stocks for the Fund, the Adviser utilizes quantitative analysis and optimization tools. This approach seeks to identify companies with improving profit potential through analysis of earnings forecasts issued by investment banks, broker/dealers and other investment professionals. The Adviser believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. The Adviser also believes that companies with increasing earnings should experience positive trends in their stock price. The quantitative analysis also includes ranking the attractiveness of equity securities according to a multi-factor valuation model. Both value and growth factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while growth characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. The objective is to maintain a broadly diversified portfolio which ranks in the top quartile on earnings momentum and in the top third on valuation. This approach generally produces a dividend yield less than the market average. Although this Fund seeks to invest in attractively priced securities with increasing earnings, its investment objective focuses on long-term capital appreciation; income is not an objective of this Fund.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (i.e. companies with market capitalizations of $1 billion or greater) that are determined to have favorable price-to-earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $1 billion. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.


The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (e.g. securities rated in one of the top four investment categories by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, are of equivalent quality as determined by the Adviser.) Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.


The Fund may invest up to 20% of its total assets in foreign securities. For temporary defensive purposes, if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments, money market instruments and repurchase agreements.

Nations Capital Growth Fund: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above average earnings growth potential.


The Fund's equity investments will generally be made in companies which share some of the following characteristics:


  o above-average earnings growth relative to the S&P 500 Index;

  o established operating histories, strong balance sheets and favorable financial characteristics; and

  o above-average return on equity relative to the S&P 500 Index.


In addition, the Fund's investment program enables it to invest in the following types of companies:


  o companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;

  o companies that own or develop natural resources, such as energy exploration companies;

  o companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;

  o foreign companies, including those in countries with more rapid economic growth than the U.S.;

  o companies whose earnings growth is projected at a pace in excess of the average company (i.e., growth companies); and

  o companies whose earnings are temporarily depressed and are currently out of favor with most investors.


Through intensive research, visits to many companies each year, and efficient response to changing market conditions, the Adviser seeks to make the most of the Fund's flexible charter.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest up to 20% of its total assets in foreign securities.


The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

Nations Marsico Focused Equities Fund: Nations Marsico Focused Equities Fund is a non-diversified fund that pursues its objective by normally investing in a core position of 20-30 common stocks. Under normal circumstances, the Fund invests at least 65% of its assets in large capitalization common stocks selected for their growth potential. The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities.


In building the portfolio, the Adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. To identify such opportunities, the Adviser looks for a combination of four characteristics:


  o Change -- The Adviser believes that extraordinary growth derives from products, markets and technologies that are in flux.


  o Franchise -- The Adviser looks for strong brand franchises that can be leveraged in a changing global environment.


  o Global reach -- The Adviser selects securities without geographic bias in the belief that the global market is both a source of growth opportunity and a hedge against fluctuations and dislocations of local markets.


  o Themes -- The Adviser seeks companies that are moving with, not against, the major social, economic and cultural shifts taking place in the world.


Once an opportunity is identified, it is subjected to a disciplined analytic process including both "top-down" and "bottom-up" elements. The "top-down" element of the process takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape, and also analyzes such factors as the most attractive global opportunities, industry consolidation and the sustainability of economic trends. With respect to the "bottom-up" element, the Adviser considers company fundamentals such as commitment to research, market franchise and management's strength and vision to determine the present and future value of the company as an investment.


Realization of income is not a significant investment consideration. Any income realized on the Fund's investments will be incidental to its objective.


Nations Marsico Growth & Income Fund: Under normal circumstances, Nations Marsico Growth & Income Fund pursues its objective by investing up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities that have income potential. The Fund typically emphasizes the growth component. However, in adverse market conditions, the Fund may reduce the growth component of its portfolio to 25% of its assets. The Fund may invest in any combination of common stock, preferred stock, warrants, convertible securities and debt securities. However, it is expected that the Fund will emphasize investments in large capi-talization common stocks. The Fund may shift assets between the growth and income components of its portfolio based on the Adviser's analysis of relevant market, financial and economic conditions. If the Adviser believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, then the Fund will place a greater emphasis on the growth component. In building the portfolio, the Adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. To identify such opportunities, the Adviser looks for a combination of four characteristics:


  o Change -- The Adviser believes that extraordinary growth derives from products, markets and technologies that are in flux.


  o Franchise -- The Adviser looks for strong brand franchises that can be leveraged in a changing global environment.


  o Global reach -- The Adviser selects securities without geographic bias in the belief that the global market is both a source of growth opportunity and a hedge against fluctuations and dislocations of local markets.


  o Themes -- The Adviser seeks companies that are moving with, not against, the major social, economic and cultural shifts taking place in the world.

Once an opportunity is identified, it is subjected to a disciplined analytic process including both "top-down" and bottom-up" elements. The "top-down" element of the process takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape, and also analyzes such factors as the most attractive global opportunities, industry consolidation and the sustainability of economic trends. With respect to the "bottom-up" element, the Adviser considers company fundamentals such as commitment to research, market franchise and management's strength and vision to determine the present and future value of the company as an investment.


Because income is a part of the investment objective of the Fund, the Adviser may also consider dividend-paying characteristics in selecting equity securities for the Fund. The Fund may also find opportunities for capital growth from debt securities because of anticipated changes in interest rates, credit standing, currency relationships or other factors. Investors in the Fund should keep in mind that the Fund is not designed to produce a consistent level of income.


Nations International Value Fund: The Fund will pursue its investment objective, under normal market conditions, by investing its assets in the securities of issuers located in at least three different foreign countries. Although the Fund may earn income from dividends, interest and other sources, income will be incidental to the Fund's investment objective. The Fund emphasizes investments in established companies, although it may invest in companies of various sizes as measured by assets, sales and capitalization.

The Fund intends to invest at least 65% of its total assets in equity securities of non-United States issuers whose market capitalizations exceed $1 billion at the time of purchase. These securities may include common stocks, preferred stocks, securities convertible into common stocks, shares of closed-end investment companies, American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), and/or Global Depository Receipts ("GDRs"). Although the Fund intends to invest primarily in equity securities listed on stock exchanges, the Fund may also invest in equity securities traded in over the counter markets and in private placements. The Fund is not subject to any specific geographic diversification requirements. Countries in which the Fund may invest include, but are not limited to, the nations of Western Europe, North and South America, Australia, Africa, and Asia.


The Adviser's approach in selecting investments for the Fund is oriented to individual stock selection and is value driven as described below. Typically, no more than 5% of total Fund assets will be invested in any one equity security at the time of purchase. With respect to Fund investments in any particular country or industry, the Fund may typically invest up to the greater of either (a) 20% of its total assets in any particular country or industry at the time of purchase or (b) 150% of the weighting of such country or industry as represented in the Morgan Stanley Capital International ("MSCI") EAFE Index at the time of purchase, but in no event may the Fund invest more than 25% of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities). Generally, no more than 20% of the value of the Fund's total assets, measured at the time of purchase, may be invested in securities of companies located in emerging or developing countries. As used in this Prospectus, the term "emerging" or "developing" country applies to any country which is generally considered to be an emerging or developing country by the international financial community, which includes the World Bank and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most nations located in Western Europe. Currently, investing in many emerging countries is not feasible or may involve unacceptable political risks. Emerging markets securities pose greater liquidity and other risks than securities of companies located in developed countries and traded in more established markets.


The Adviser to the Fund is committed to the use of the Graham and Dodd-style value investing approach as introduced in the classic book Security Analysis. Using this philosophy, the Adviser views stocks as small pieces of businesses which are for sale. It seeks to purchase a diversified group of these businesses at prices its research indicates are below their true long-term, or intrinsic, value. By purchasing stocks whose current prices are believed to be below their intrinsic values, the Adviser seeks to secure not only a possible margin of safety against price declines, but also an attractive opportunity for profit over the business cycle.

In analyzing a company's long-term value, the Adviser uses sources of information such as company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports, and interviews with company management. Its focus is on fundamental characteristics of a company, including, but not limited to, book value, cash flow and capital structure, as well as management's record and broad industry issues. Once the intrinsic value of a company is estimated, this value is compared to the current price of the stock. If the price is appreciably lower than the indicated intrinsic value, the stock may be purchased.

During temporary defensive periods in response to unusual and adverse conditions affecting the equity markets, the Fund's assets may be invested without limitation in short-term debt instruments and in securities of United States issuers. In addition, when the Fund experiences large cash inflows from the issuance of new shares or the sale of portfolio securities, and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities, the Fund may hold more than 35% of its assets in short-term debt instruments for a limited time pending availability of suitable equity securities. During normal market conditions, no more than 35% of the Fund's total assets will be invested in short-term debt instruments.


Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. See "Appendix A" for additional information concerning the investment practices of the Fund.


General: Each Equity Fund may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission (the "CFTC") and options thereon for market exposure risk management. Each Equity Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each Equity Fund also may invest in real estate investment trust securities. In addition, each Equity Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies. Nations International Value Fund may invest in forward foreign exchange contracts. For more information concerning these and other investments in which the Funds may invest and their investment practices, see "Appendix A."


Nations Value Fund, Nations Small Company Growth Fund, Nations Disciplined Equity Fund and Nations Capital Growth Fund are managed with careful consideration to the overall tax implications of portfolio activity.

The Adviser considers employing various techniques to minimize the distribution of capital gains to shareholders. These techniques, which the Adviser uses when consistent with each Fund's overall objectives and policies, may include:


  o Managing portfolio turnover. By appropriately limiting the number of buy and sell transactions, each Fund attempts to effectively manage its distribution of capital gains.

  o Selling share lots that generate the lowest tax burden to the shareholder. After the decision is made to sell a specific security, each Fund will endeavor to sell the shares that create the lowest potential tax burden to shareholders, as a general matter.

  o Offsetting capital gains with capital losses. Each Fund may, when prudent, sell securities in order to realize capital losses. Capital losses can be used to offset capital gains thus reducing capital gains distributions.


While each Fund seeks to minimize the distribution of capital gains, consistent with its investment objective, there can be no assurance that all taxable distributions to shareholders can be avoided. In addition, the ability to utilize these tax management techniques may be reduced or eliminated by future legislation, regulation, administrative interpretations or court decisions.


Index Funds:


Nations Managed Index Fund: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P 500 Index. The S&P 500 Index is a market capitalization weighted index consisting of 500 common stocks chosen for market size, liquidity and industry group representation.


Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P 500 Index while minimizing the downside risk of underperforming the S&P 500 Index over time.


The initial stock universe considered by the Adviser is the S&P 500 Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 300 to 400 holdings that capture the investment characteristics of the S&P 500 Index.

Under normal conditions, the Adviser will attempt to invest as much of the Fund's assets as is practical and, in any event, the Fund will invest at least 80% of its total assets in common stocks that are included in the S&P 500 Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.


Nations Managed SmallCap Index Fund: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P 600 Index. The S&P 600 Index is a market capitalization weighted index consisting of 600 domestic stocks that capture the economic and industry characteristics of small stock performance. Most of these stocks are listed on either the New York, American or NASDAQ stock exchanges.


Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P 600 Index while minimizing the downside risk of underperforming the S&P 600 Index over time.


From the initial S&P 600 Index stock universe the Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of approximately 400 to 500 holdings that capture the investment characteristics of the S&P 600 Index.


Under normal conditions, substantially all of the Fund's assets, and, in any event at least 80% of its total assets, will be invested in common stocks that are included in the S&P 600 Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.


Nations Managed Value Index Fund: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P/ BARRA Value Index. The S&P/BARRA Value Index is a subset of the S&P 500 Index. The S&P 500 Index is a market capitalization weighted index consisting of 500 common stocks chosen for market size, liquidity and industry group representation. The S&P/BARRA Value Index is a market capitalization weighted index consisting of approximately 340 common stocks selected from the S&P 500 Index on the basis of a higher than average price-to-book ratio. Because of their higher than average price-to-book ratios, stocks in the S&P/BARRA Value Index, on average, typically exhibit higher yields than stocks in the S&P 500 Index. Historically, stocks in the S&P/BARRA Value Index, on average, have exhibited less short-term volatility than stocks in the S&P 500 Index.


S&P constructs the S&P/BARRA Value Index semi-annually by ranking all common stocks included in the S&P 500 Index by their price-to-book ratios. The resulting list is then divided in half by market capitalization. Stocks in the half of the list that have higher price-to-book ratios are included in the S&P/BARRA Value Index.


Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity value index portfolio can provide investors with positive incremental performance relative to the S&P/BARRA Value Index while reducing the downside risk of underperforming the S&P/BARRA Value Index over time.


The initial stock universe considered by the Adviser is the S&P/BARRA Value Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Although the universe consists exclusively of value stocks, both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration are useful in determining a stock's value in relation to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 100 to 200 holdings that capture the overall investment characteristics of the S&P/BARRA Value Index.


Under normal conditions, the Adviser will invest at least 80% of its total assets in common stocks that are included in the S&P/BARRA Value Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that mar-ket conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.


Nations Managed SmallCap Value Index Fund: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P/BARRA SmallCap Value Index. The S&P/BARRA SmallCap Value Index is a subset of the S&P 600 Index. The S&P 600 Index is a market capitalization weighted index consisting of 600 domestic stocks which capture the economic and industry characteristics of small stock performance. The S&P/BARRA SmallCap Value Index is a market capitalization weighted index consisting of approximately 375 companies selected from the S&P 600 Index on the basis of price-to-book ratios. Those companies with lower price-to-book ratios make up the S&P/BARRA SmallCap Value Index. The S&P/BARRA SmallCap Value Index is rebalanced semi-annually to reflect changes in the S&P 600 Index. Most of these stocks are listed on either the New York, American or NASDAQ stock exchanges.


Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P/BARRA SmallCap Value Index while reducing the downside risk of underperforming the S&P/BARRA SmallCap Value Index over time.


The initial stock universe considered by the Adviser is the S&P/BARRA SmallCap Value Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Although the universe consists exclusively of value stocks, both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration are useful in determining a stock's value in relation to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 200 to 300 holdings that capture the overall investment characteristics of the S&P/BARRA SmallCap Value Index.


Under normal conditions, the Adviser will invest at least 80% of its total assets in common stocks that are included in the S&P/BARRA SmallCap Value Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.


About the Indexes: The S&P 500 Index is composed of 500 common stocks, chosen by S&P on a statistical basis to be included in the Index. The S&P SmallCap 600 Index is composed of 600 domestic stocks, chosen by S&P based on, among other things, market size, liquidity and industry group representation. The S&P SmallCap 600 Index is designed to be a benchmark of small capitalization stock performance. Most of these stocks are listed on either the New York, American or NASDAQ stock exchanges.


The S&P/BARRA Value Index and the S&P/BARRA SmallCap Value Index (collectively, the "BARRA Value Indexes") are constructed by dividing the stocks in the S&P 500 Index and the S&P 600 Index, respectively, according to a single attribute: price-to-book ratios. The BARRA Value Indexes are capitalization-weighted, meaning that each stock is weighted in the appropriate index in proportion to its market value. Additionally, price-to-book ratios tend to be more stable over time than alternative measures such as price-to-earnings ratios, historical earnings growth rates, or return on equity. This results in indexes with relatively low turnover. Generally, the companies in the BARRA Value Indexes also exhibit characteristics associated with "value" stocks: lower price-to-earnings ratios, higher dividend yields, and lower historical and predicted earnings growth than the S&P 500 Index or the S&P 600 Index, respectively.


The S&P/BARRA Value Index and the S&P/BARRA SmallCap Value Index are relatively concentrated. The S&P/BARRA Value Index tends to be more heavily concentrated in the Energy, Utility, and Financial sectors than the S&P 500 Index. Additionally, the S&P/BARRA SmallCap Value Index tends to be more heavily concentrated in the Utility and Financial sectors than the S&P 600 Index.


The inclusion of a stock in the S&P 500 Index, the S&P 600 Index, the S&P/BARRA Value Index or the S&P/BARRA SmallCap Value Index in no way implies that S&P or BARRA believes the stock to be an attractive investment. The Indexes are determined, composed and calculated by S&P and BARRA without regard to the Funds. Neither S&P nor BARRA is a sponsor of, or in any way affiliated with, the Funds, and neither S&P or BARRA makes any representation or warranty, expressed or implied, on the advisability of investing in the Funds or as to the ability of the Indexes to track general stock market performance. S&P and BARRA disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein.


General: Each Index Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. exchange-traded financial futures approved by the CFTC and options thereon for market exposure risk management. Each Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. In addition, the Funds may invest in securities issued by other investment companies, consistent with a Fund's investment objective and policies.


In addition, when consistent with an Index Fund's respective investment objective, each of the Index Funds will employ various techniques to manage capital gain distributions. These techniques include utilizing a share identification methodology whereby the Fund will specifically identify each lot of shares of portfolio securities that it holds, which will allow the Fund to sell first those specific shares with the highest tax basis in order to reduce the amount of recognized capital gains as compared with a sale of identical portfolio securities, if any, with a lower tax basis. The Fund will sell first those shares with the highest tax basis only when it is in the best interest of the Fund to do so, and reserves the right to sell other shares when appropriate. In addition, the Fund may, at times, sell portfolio securities in order to realize capital losses. Such capital losses would be used to offset realized capital gains thereby reducing capital gain distributions. Additionally, the Adviser will, consistent with the portfolio construction process discussed above, employ a low portfolio turnover strategy designed to defer the realization of capital gains.


NationsBank Corporation is currently included in the S&P 500 Index. Nations Managed Index Fund and Nations Managed Value Index Fund cannot presently purchase stock in NationsBank Corporation unless relief from certain SEC restrictions is obtained or confirmed.


Equity mutual funds, like other investors in equity securities, incur transaction (brokerage) costs in connection with the purchase and sale of portfolio securities. For some funds, these costs can have a material negative impact on performance. With respect to the Index Funds, the Adviser to the Funds will attempt to minimize these transaction costs by utilizing program trades and computerized exchanges called "crossing networks" which allow institutions to execute trades at the mid-point of the bid/ask spread and at a reduced commission rate.


For more information concerning these and other instruments in which the Funds may invest and their investment practices, see "Appendix A."


Portfolio Turnover: Generally, the Equity Funds and the Index Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, the annual portfolio turnover rate for each Index Fund will not exceed 25%. For the Funds' portfolio turnover rates, see "Financial Highlights."

Risk Considerations: Investments by a Fund in common stocks and other equity securities are subject to stock market risk. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these levels will continue.


The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, i.e., that the issuer may not be able to pay principal and/or interest when due.


Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity.


Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are particular types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A."


Special Risk Considerations Relevant to an Investment in Nations Marsico Focused Equities and Nations Marsico Growth & Income Fund: Nations Marsico Focused Equities Fund, as a non-diversified fund, may invest in fewer issuers than diversified funds, such as Nations Marsico Growth & Income Fund. Therefore, appreciation or depreciation of an investment in a single issuer could have a greater impact on the Fund's net asset value. Nations Marsico Focused Equities Fund reserves the right to become a diversified fund by limiting the investments in which more than 5% of its total assets are invested. The techniques employed by the Adviser in managing this Fund generally result in a portfolio of fewer holdings than that of other equity mutual funds. As a result, the net asset value of a share in the Fund tends to fluctuate more greatly than would otherwise be the case with an equity fund that invested more broadly. In other words, an investment in the Fund represents both greater risks and potential rewards than may be the case with an equity fund whose portfolio is more diversified.

Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund (the "Marsico Funds") may also invest up to 25% of their assets in mortgage- and asset-backed securities, up to 10% of their assets in zero coupon, pay-in-kind and step coupon securities, and may invest without limit in indexed/structured securities. The Marsico Funds will invest no more than 35% of their assets in high-yield/high-risk securities. The Marsico Funds may also purchase high-grade commercial paper, certificates of deposit, and repurchase agreements. The Marsico Funds may also invest in short-term debt securities as a means of receiving a return on idle cash. See "Appendix B" for a description of these ratings designations.


When the Adviser believes that market conditions are not favorable for profitable investing or when the Adviser is otherwise unable to locate favorable investment opportunities, the Marsico Funds may hold cash or cash equivalents and invest without limit in U.S. Government Obligations and short-term debt securities or money market instruments if the Adviser determines that a temporary defensive position is advisable or to meet anticipated redemption requests. In other words, the Marsico Funds do not always stay fully invested in stocks and bonds. Cash or similar investments are a residual -- they represent the assets that remain after the Adviser has committed available assets to desirable investment opportunities. When the Marsico Funds' cash position increases, it may not participate in stock market advances or declines to the extent that it would if it remained more fully invested in common stocks.


The Marsico Funds may invest up to 25% of their assets in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies. Foreign securities are generally selected on a company-by-company basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. The Marsico Funds may use options, futures, forward currency contracts and other types of derivatives for hedging purposes. The Funds may purchase securities on a when-issued, delayed delivery or forward commitment basis.


For more information concerning these and other investments in which the Funds may invest and their investment practices, see "Appendix A."


Special Risks Considerations Relevant to Foreign Investing: Investors should understand and consider carefully the special risks involved in foreign investing. Such risks include, but are not limited to: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates, which can significantly affect a Fund's share price; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (7) possible impositions of foreign taxes and exchange control and currency restrictions;
(8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.


The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While Nations International Value Fund offers a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also typically higher than those of domestic equity mutual funds.


Certain of the risks associated with investments by Nations International Value Fund in foreign securities are heightened with respect to investment in developing countries and emerging markets countries. Political and economic structures in many emerging markets countries may be undergoing significant evolution and rapid development, and may lack the social, political and economic stability characteristic of more developed countries. Investing in emerging markets securities also involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of substantially high inflation or rapid fluctuation in inflation rates which can have negative effects on a country's economy or securities markets.


In addition to the general risks inherent in foreign investing, investors should understand and consider carefully the special risks involved in investing in Eastern Europe, the Pacific Basin and the Far East. Economic and political reforms in Eastern Europe are still in their infancy. As a result, investment in such countries could be deemed to be highly speculative and could result in losses to a Fund and, thus, to its shareholders. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. See "Appendix A" for additional discussion of the risks associated with an investment in Nations International Value Fund.


Special Risk Considerations Relevant to an Investment in the Index Funds: The techniques employed by the Adviser for the Index Funds to seek to manage capital gain distributions will generally only have the effect of deferring the realization of capital gains. For example, to the extent that the capital gains recognized on a sale of portfolio securities arise from the sale of specifically-identified securities with higher tax basis, subsequent sales of the same portfolio securities will be calculated by reference to the lower tax basis securities that remain in the portfolio. Under this scenario, an investor who purchases shares of a Fund after the first sale could receive capital gain distributions that are higher than the distributions that would have been received if this methodology had not been used. Therefore, certain investors actually could be disadvantaged by the techniques employed by the Fund to seek to manage capital gain distributions, depending on the timing of their purchase of Fund shares. Even if there are no subsequent sales, upon a redemption or exchange of Fund shares an investor will have to recognize gain to the extent that the net asset value of Fund shares at such time exceeds such investor's tax basis in his or her Fund shares.


The various techniques employed by the Index Funds to manage capital gain distributions may result in the accumulation of substantial unrealized gains in the Funds' portfolios. Moreover, the realization of capital gains is not entirely within a Fund's control because it is at least partly dependent on shareholder purchase and redemption activity. Capital gain distributions may vary considerably from year to year.


Furthermore, the U.S. Treasury has proposed legislation which would require holders of substantially identical securities to determine their tax basis using the average cost of all of their holdings in such securities. If enacted, the legislation would prevent the Funds from specifically identifying each lot of shares that they hold and from selling first those specific shares with the highest tax basis. Thus, the legislation would restrict the Funds' ability to manage capital gains.


Year 2000 Issue: Many computer programs employed throughout the world use two digits to identify the year. Unless modified, these programs may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. Any failure to adapt these programs in time could hamper the Funds' operations. The Funds' principal service providers have advised the Funds that they have been actively working on implementing necessary changes to their systems, and that they expect that their systems will be adapted in time, although there can be no assurance of success. Because the Year 2000 issue affects virtually all organizations, the companies or governmental entities in which the Funds invest could be adversely impacted by the Year 2000 issue, although the extent of such impact cannot be predicted. To the extent the impact on a portfolio holding is negative, a Fund's return could be adversely affected.


Investment Limitations: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.



Each Fund may not:


1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. In addition, this limitation does not apply to investments by "money market funds" as that term is used under the 1940 Act, as amended in obligations of domestic banks.


2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.


3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's total assets, such Fund will not hold more than 10% of the voting securities of any issuer.


Nations Small Company Growth Fund may not:


1. Borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.


The Marsico Funds may not:


1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply to investments U.S. Government Obligations.


2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

Nations Marsico Growth & Income Fund may not:


1. Purchase securities of any one issuer (other than U.S. Government Obligations) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's total assets, such Fund will not hold more than 10% of the voting securities of any issuer.


Nations Marsico Focused Equities Fund may not:


1. Purchase securities of any one issuer (other than U.S. Government Obligations) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.


Nations International Value Fund may not:


1. Invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain exceptions).


2. Purchase securities of any one issuer (with certain exceptions, including U.S. Government securities) if more than 5% of the Fund's total assets will be invested in the securities of any one issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% limitation. The Fund may not purchase more than 10% of the outstanding voting securities of any issuer subject, however, to the foregoing 25% exception.


3. Borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of the Fund's total assets, the Fund will not make any investments.


If a percentage limitation has been met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.


The investment objective and policies of each Fund, unless otherwise specified, are non-fundamental and may be changed without shareholder approval. Shareholders of Nations Small Company Growth Fund, however, must receive at least 30 days' prior written notice in the event an investment objective is changed. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

How Performance Is Shown

From time to time, the Funds may advertise the "total return" and "yield" on a class of shares. Total return and yield figures are based on historical data and are not intended to indicate future performance. The "total return" of a class of shares of a Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in a Fund's advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods.


"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period.


Marsico Prior Performance: Mr. Thomas Marsico is responsible for the investment program of the Marsico Funds. Prior to forming Marsico Capital, Mr. Marsico served as Portfolio Manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997, and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (inception) through August 11, 1997. The average annual returns for the Janus Twenty Fund and the Janus Growth and Income Fund ("Janus Funds") from the date on which Mr. Marsico began serving as Portfolio Manager of each Janus Fund through August 7, 1997 were 22.38% and 21.19%, respectively. On August 11, 1997, the date on which Mr. Marsico ceased serving as the Portfolio Manager to both the Janus Twenty Fund and the Janus Growth and Income Fund, the Janus Twenty Fund had approximately $6 billion in net assets, and the Janus Growth and Income Fund had approximately $1.7 billion in net assets. As Executive Vice President and Portfolio Manager of the Janus Twenty Fund and the Janus Growth and Income Fund, Mr. Marsico had full discretionary authority over the selection of investments for those funds. Average annual returns for the one-year, three-year and five-year periods ended August 7, 1997, and for the period during which Mr. Marsico managed those funds compared with the performance of the S&P 500 Index were:

                                  Janus           Janus
                                 Twenty         Growth and          S&P 500
                                Fund (a)     Income Fund (a)       Index (b)
--------------------------------------------------------------------------------
One Year (8/8/96-8/7/97)         48.21%         47.77%              46.41%
--------------------------------------------------------------------------------
Three Years (8/11/94-8/7/97)     32.07%         31.13%              30.63%
--------------------------------------------------------------------------------
Five Years (8/13/92-8/7/97)      20.02%         21.16%              20.98%
--------------------------------------------------------------------------------
During Period of                 22.38%         21.19%          Janus Twenty:
  Management by                                                   18.20%(c)
  Mr. Marsico                                                   Janus Growth
  (through 8/7/97)                                               and Income:
                                                                  18.59%(d)

(a) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

(b) The S&P 500 Index is adjusted to reflect reinvestment of dividends.

(c) This figure represents the average annual return of the S&P 500 Index during the period that Mr. Marsico managed the Janus Twenty Fund through August 7, 1997.

(d) This figure represents the average annual return of the S&P 500 Index during the period that Mr. Marsico managed the Janus Growth and Income Fund through August 7, 1997.


The Janus Twenty Fund has substantially similar investment policies, strategies, and objectives as those of Nations Marsico Focused Equities Fund, while the investment policies, strategies, and objectives of the Janus Growth and Income Fund are substantially similar to those of Nations Marsico Growth & Income Fund. Historical performance is not indicative of future performance. For a majority of the periods shown above, the expenses of the Janus Twenty Fund and the Janus Growth and Income Fund were lower than the anticipated expenses of Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund, respectively. Higher expenses, of course, would have resulted in lower performance. The Janus Twenty Fund and the Janus Growth and Income Fund are separate funds and their historical performance is not indicative of the potential performance of Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund, respectively. The Janus Twenty Fund and the Janus Growth and Income Fund were the only investment vehicles that Mr. Marsico managed during the period he was employed at Janus Capital Corporation that have substantially similar objectives, policies, and strategies as those of the Funds. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.


Brandes Composite Performance: Set forth below is certain performance data relating to Nations International Value Fund; the composite of certain international equity accounts of clients of Brandes and the Brandes Institutional International Equity Fund, an open-end management investment company (the "Brandes Composite"); and the Morgan Stanley Capital International European, Australasian and Far Eastern Index (the "MSCI EAFE Index"). The performance data for the Brandes Composite is deemed relevant because the accounts and mutual fund in the Brandes Composite have investment objectives and policies that are substantially similar to those of Nations International Value Fund, and are managed by Brandes using substantially similar, but not identical, investment strategies, policies and techniques as those used in managing Nations International Value Fund. The data below regarding Nations International Value Fund, the Brandes Composite and the MSCI EAFE Index should not be considered as an indication of future performance of Nations International Value Fund or of Brandes. The accounts that are included in the Brandes Composite are not subject to the same types of expenses to which Nations International Value Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on Nations International Value Fund by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Brandes Composite could have been adversely affected if the accounts included in the Brandes Composite had been regulated as investment companies or subject to the Fund's expenses. In addition, the results presented below for the Brandes Composite may not necessarily equate with the return experienced by any particular account of Brandes.


Average Annual Total Returns for the
Periods Indicated through
March 31, 1998

                       One        Three       Five        Since
                       Year       Years       Years     Inception
Nations
  International
  Value Fund*         34.29%        N/A         N/A       24.08%
--------------------------------------------------------------------
Brandes
  Composite**         32.81%      23.15%      18.85%      18.56%
--------------------------------------------------------------------
MSCI EAFE
  Index***            18.61%      10.57%      11.93%       6.98%

Annual Total Returns



              Nations                       MSCI
          International     Brandes        EAFE
            Value Fund    Composite**    Index***
1997         20.41%         20.00%          1.78%
---------------------------------------------------
1996         15.32%         16.34%          6.05%
---------------------------------------------------
1995          N/A           13.75%         11.21%
---------------------------------------------------
1994          N/A           -2.98%          7.78%
---------------------------------------------------
1993          N/A           40.86%         32.56%
---------------------------------------------------
1992          N/A            6.28%        -12.17%
---------------------------------------------------
1991          N/A           40.17%         12.13%

  * For the periods indicated, the prior performance for Nations International Value Fund reflects the performance for the Emerald International Equity Fund, (inception December 27, 1995), managed by Brandes and having substantially the same investment objectives, policies, techniques and restrictions, which was reorganized into Nations International Value Fund on May 22, 1998.
 ** The returns above were calculated on a time- and asset-weighted total return basis, assuming reinvestment of all dividends, interest and income, realized and unrealized gains or losses and are net of all applicable expenses, including investment advisory fees, brokerage commission and execution costs, custodial fees and any applicable foreign withholding taxes, without provision for any federal or state income taxes. The Brandes Composite results include all actual, fee-paying and non-fee-paying, fully discretionary accounts under management by Brandes for at least one month beginning July 1, 1990, having substantially the same investment objectives, policies, techniques and restrictions, other than client accounts denominated in currencies other than U.S. dollars. The Brandes Composite results also include performance data relating to the Brandes Institutional International Equity Fund since its inception on January 2, 1997.
*** The MSCI EAFE index is an unmanaged index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing.


Index Composite Performance: Set forth below is certain performance data for Nations Managed Index Fund,

Nations Managed SmallCap Index Fund, the Enhanced S&P 500 Index Composite and the Enhanced Small Cap Index Composite (the "Composites"), which are each composites of accounts and commingled funds managed by TradeStreet. (Prior to TradeStreet's formation in 1995, the Composites were managed by NationsBank.) The performance data for the Composites is deemed relevant because the accounts and commingled funds in the Enhanced S&P 500 Index Composite and Enhanced Small Cap Index Composite have investment objectives and policies that are substantially similar to those of Nations Managed Index Fund and Nations Managed SmallCap Index Fund, respectively. Moreover, the management team at TradeStreet (which currently manages the accounts and commingled funds in the Composites, and Nations Managed Index Fund and Nations Managed SmallCap Index
Fund) employs the same quantitative investment process for Nations Managed Index Fund and Nations Managed SmallCap Index Fund that has, and continues to be, utilized in connection with the Composites. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE OF NATIONS MANAGED INDEX FUND, NATIONS MANAGED SMALLCAP INDEX FUND AND THE COMPOSITES AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF THE COMPOSITES, NATIONS MANAGED INDEX FUND OR NATIONS MANAGED SMALLCAP INDEX FUND. The commingled funds and accounts that are included in the Composites are not subject to the same types of expenses to which the Funds are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composites could have been adversely affected if the accounts included in the Composites had been regulated as investment companies. In addition, the results presented below for the Composites may not necessarily equate with the return experienced by any particular account of TradeStreet.

Average Annual Total Returns for the Periods Indicated through March 31, 1998



                      One        Three        Five       Since
                      Year        Year        Year     Inception***
Nations
  Managed
  Index Fund         46.88%        N/A         N/A       40.66%
---------------------------------------------------------------------
Enhanced S&P
  500 Index
  Composite*         48.19%      33.25%      22.53%      19.72%
---------------------------------------------------------------------
S&P 500 Index        47.99%      37.78%      22.37%      19.32%
---------------------------------------------------------------------
Lipper S&P 500
  Index Funds
  Average**          47.07%      32.14%      21.86%      18.72%

Annual Total Returns

                     Enhanced                  Lipper
          Nations     S&P 500                  Equity
         Managed       Index       S&P 500   Index Funds
Year   Index Fund   Composite*     Index      Average**
1989       N/A         34.28%       31.55%      30.58%
---------------------------------------------------------
1990       N/A         -1.52%       -3.15%      -3.57%
---------------------------------------------------------
1991       N/A         30.86%       30.56%      29.65%
---------------------------------------------------------
1992       N/A          5.55%        7.64%       7.12%
---------------------------------------------------------
1993       N/A         10.52%        9.99%       9.52%
---------------------------------------------------------
1994       N/A          0.69%        1.31%       0.90%
---------------------------------------------------------
1995       N/A         37.84%       37.45%      36.82%
---------------------------------------------------------
1996       N/A         24.12%       23.08%      22.30%
---------------------------------------------------------
1997     33.07%        33.42%       33.23%      32.61%

Average Annual Total Returns for the Periods Indicated through March 31, 1998

                                         One       Since
                                        Year     Inception***
Nations Managed SmallCap Index Fund     47.04%      28.88%
--------------------------------------------------------------
Enhanced Small Cap Index Composite*     47.67%      22.85%
--------------------------------------------------------------
S&P 600 Index                           47.69%      21.31%

  * The total returns reflect the deduction of 0.50% of fees and expenses per annum, the reinvestment of all dividends, interest and income, and realized or unrealized gains or losses. The Composites are comprised of equity only accounts and the equity portion of balanced accounts that are valued in excess of $5 million.
 ** The Lipper S&P 500 Index Funds Average represents the average performance of mutual funds with similar objectives monitored by Lipper Analytical Services, Inc. during the periods shown.
*** Nations Managed Index Fund's inception was July 31, 1996; the Enhanced S&P
    500 Index Composite's inception was December 31, 1988; Nations Managed SmallCap Index Fund's inception was October 15, 1996; and the Enhanced Small Cap Index Composite's inception was October 1, 1995.


Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with such Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield.


In addition to Primary B Shares, the Funds offer Primary A, Investor A, Investor B and Investor C Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an Investor's Institution, as defined below, or by calling Nations Funds at the toll-free number indicated on the cover.

How The Funds Are Managed

The business and affairs of each of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of their Board of Trustees and Board of Directors, respectively. The SAI contains the names of and general background information concerning each Director/Trustee of Nations Fund, Inc. and Nations Fund Trust, respectively.

As described below, each Fund is advised by NBAI which is responsible for the overall management and supervision of the investment management of each Fund. Each Fund also is sub-advised by a separate investment sub-adviser, which as a general matter is responsible for the day-to-day investment decisions for the respective Fund.

Nations Funds and the Adviser have adopted codes of ethics, which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

Investment Adviser: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of BankAmerica Corporation, a bank holding company organized as a Delaware corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to all of the Funds except for those Funds listed below, for which Marsico Capital or Brandes serve as investment sub-adviser. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.

Marsico Capital Management, LLC, located at 1200 17th Street, Suite 1300, Denver Colorado 80202, serves as the investment sub-adviser to Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund pursuant to an investment sub-advisory agreement. On November 10, 1998, NationsBank announced its intention to exercise an option to purchase 50% ownership of Marsico Capital. Pursuant to the 1940 Act, the exercise of that option would be deemed to cause a "change in control" of Marsico Capital, resulting in the automatic termination of Marsico Capital's investment sub-advisory agreement. In order for Marsico Capital to continue serving as the investment sub-adviser to Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund after the option is exercised, the shareholders of Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund must approve the continuation of the investment sub-advisory agreement. Early in 1999, it is expected that the Trust will call a special meeting of shareholders seeking their approval for the continuation of the Marsico Capital investment sub-advisory agreement.

Brandes Investment Partners, L.P., with principal offices at 12750 High Bluff Drive, San Diego, California 92130, serves as investment sub-adviser to Nations International Value Fund pursuant to an investment sub-advisory agreement.


Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions, which are affiliated with the Adviser or which have sold shares in the Funds, if the Adviser believes that the quality of the transactions and the commissions are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.


For the services provided and expenses assumed pursuant to various investment advisory agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: .50% of the average daily net assets of each of Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund; 1.00% of the average daily net assets of each of Nations Small Company Growth and Nations International Value Fund; .75% of the average daily net assets of each of Nations Value Fund, Nations Capital Growth Fund and Nations Disciplined Equity Fund; .85% of the average daily net assets of Nations Marsico Focused Equities Fund and of Nations Marsico Growth & Income Fund.


For the services provided pursuant to investment sub-advisory agreements, NBAI will pay to TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of: .10% of the average daily net assets of each of Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund; and .25% of the average daily net assets of each of Nations Value Fund, Nations Capital Growth Fund, Nations Small Company Growth Fund, and Nations Disciplined Equity Fund.


For the services provided pursuant to an investment sub-advisory agreement, NBAI will pay Marsico Capital sub-advisory fees, computed daily and paid monthly, at the annual rate of .45% of Nations Marsico Focused Equities Fund's and of Nations Marsico Growth & Income Fund's average daily net assets.

For services provided and expenses assumed pursuant to an investment sub-advisory agreement, NBAI will pay Brandes sub-advisory fees, computed daily and paid monthly, at the annual rate of .50% of Nations International Value Fund's average daily net assets.


From time to time, NBAI (and/or TradeStreet or Marsico Capital or Brandes) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory or sub-advisory fees and/or expenses payable by a Fund.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Fund's average daily net assets:
Nations Value Fund -- .75%, Nations Capital Growth Fund -- .75%, Nations Disciplined Equity Fund -- .75%, Nations Managed Index Fund -- .22%, Nations Managed SmallCap Index Fund -- .00%, Nations Managed Value Index Fund -- .03% and Nations Managed SmallCap Value Index Fund -- .02%.


For the fiscal period from December 31, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid NBAI under the investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Marsico Focused Equities Fund -- .85% and Nations Marsico Growth & Income Fund -- .00%.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund, Inc. paid NBAI under the investment advisory agreement, advisory fees at the indicated rate of the following Fund's average daily net assets:
Nations Small Company Growth Fund -- .70%.


For the fiscal period from December 1, 1997 to May 15, 1998, after waivers, the Emerald Funds paid Barnett Capital Advisors, Inc., ("Barnett") under a previous investment advisory agreement, advisory fees of .90% of Nations International Value Fund's average daily net assets (formerly called the Emerald International Equity Fund).


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, NBAI paid TradeStreet under the investment sub-advisory agreements, sub-advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Value Fund -- .25%, Nations Disciplined Equity Fund -- .25%, Nations Capital Growth Fund -- .25%, Nations Small Company Growth Fund -- .25%, Nations Managed SmallCap Index Fund -- .10%, Nations Managed Index Fund -- .10%, Nations Managed Value Index Fund -- .10% and Nations Managed SmallCap Value Index Fund -- .10%.


For the fiscal period from December 31, 1997 to March 31, 1998, after waivers, NBAI paid Marsico Capital under the investment sub-advisory agreement, sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Marsico Focused Equities Fund -- .45% and Nations Marsico Growth & Income Fund -- .45%.

For the fiscal period from December 1, 1997 to May 15, 1998, after waivers, Barnett paid Brandes, under a previous investment sub-advisory agreement, sub-advisory fees of .50% of Nations International Value Fund.


The Structured Products Management Team of TradeStreet is responsible for the day-to-day management of Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund, Nations Managed SmallCap Value Index Fund and Nations Disciplined Equity Fund.


The Value Management Team of TradeStreet is responsible for the day-to-day management of Nations Value Fund.


The Core Growth Management Team of TradeStreet is responsible for the day-to-day management of Nations Capital Growth Fund.


The Strategic Growth Management Team of TradeStreet is responsible for the day-to-day management of Nations Small Company Growth Fund.


Thomas F. Marsico is the Chief Executive Officer of Marsico Capital and has been the Portfolio Manager of both Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund since each Fund's respective inception. Prior to forming Marsico Capital, Mr. Marsico was a portfolio manager with Janus Funds for 11 years and was responsible for the day-to-day management of Janus Twenty Fund and Janus Growth and Income Fund. Overall, Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager before becoming the Portfolio Manager of Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund.


Brandes' Investment Committee is responsible for the day-to-day management of Nations International Value Fund.


Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank, has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the various investment advisory agreements, and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


Other Service Providers: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations

Funds pursuant to administration agreements. Pursuant to the terms of the administration agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Funds pursuant to co-administration agreements. Under the co-administration agreements, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds. For the services rendered pursuant to the administration and co-administration agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to .10% of each Fund's average daily net assets.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Value Fund -- .10%, Nations Capital Growth Fund -- .10%, Nations Disciplined Equity Fund -- .10%, Nations Managed Index Fund -- .10%, Nations Managed SmallCap Index Fund --
 .10%, Nations Managed Value Index Fund -- .10%, and Nations Managed SmallCap Value Index Fund -- .10%.


For the fiscal period from December 31, 1997 to March 31, 1998, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Marsico Focused Equities Fund -- .10% and Nations Marsico Growth & Income Fund -- .10%.


For the fiscal period from April 1, 1997 to March 31, 1998, after waivers, Nations Fund, Inc. paid its administrators combined fees at the indicated rate of the following Fund's average daily net assets: Nations Small Company Growth Fund -- .10%.


NBAI serves as sub-administrator for Nations Funds pursuant to sub-administration agreements. Pursuant to the terms of the sub-administration agreements, NBAI assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NBAI shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to Institutions which assist customers in purchasing Primary B Shares of the Funds.

The Bank of New York ("BNY" or the "Custodian"), located at 90 Washington Street, New York, New York 10286, provides custodial services for the assets of all Nations Funds, except the international funds. In return for providing custodial services to the Nations Funds Family, BNY is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations Funds' non-money market funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations Funds' money market funds.

BNY, located at Avenue des Arts, 35 1040 Brussels, Belgium, provides custodial services for the assets of Nations International Value Fund.

First Data serves as transfer agent (the "Transfer Agent") for the Funds' Primary Shares. NationsBank also serves as the sub-transfer agent for each Fund's Primary Shares and is entitled to receive an annual fee of $251,000 from First Data for performing such services.

PricewaterhouseCoopers LLP serves as independent accountants to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.


Expenses: The accrued expenses of each Fund are deducted from the Fund's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; taxes; interest; fees (including fees paid to Nations Funds' Directors, Trustees and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses, which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Primary B Shares also bear certain shareholder servicing and shareholder administration costs. Any general expenses of Nations Fund Trust and/or Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust and/or Nations Fund, Inc. or in such other manner as the Board of Trustees or Board of Directors deems appropriate.

Organization And History

The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves, Nations Annuity Trust and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 60 distinct investment portfolios and total assets in excess of $40 billion.


Nations Fund Trust: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares and Investor C Shares. Certain funds, however, do not offer shares in every class. This Prospectus relates only to the Primary B Shares of the following Funds of Nations Fund Trust:
Nations Value Fund, Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Marsico Focused Equities Fund, Nations Marsico Growth & Income Fund, Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-621-2192.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.


Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the SAI for examples of when the 1940 Act requires voting by fund.


As of November 16, 1998, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and, therefore, could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


Nations Fund, Inc.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Fund, Inc.'s fiscal year end is March 31; prior to 1996, Nations Fund, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 460,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary B Shares of the following Funds of Nations Fund, Inc.: Nations Small Company Growth Fund and Nations International Value Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-621-2192.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.


Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of November 16, 1998, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning another investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment


How To Buy Shares

There is a minimum initial investment of $1,000 for each record holder; there is no minimum subsequent investment.

Primary B Shares may be purchased through banks, broker/ dealers or other financial institutions (including certain affiliates of NationsBank) ("Institutions") that have entered into a shareholder administration agreement (an "Administration Agreement") or a shareholder servicing agreement (a "Servicing Agreement") with Nations Funds and/or a selling agreement with Stephens.

The Funds reserve the right, in their discretion, to make Primary B Shares available to other categories of investors, including those who become eligible in connection with a merger or reorganization.

Primary B Shares are sold at net asset value without the imposition of a sales charge, according to procedures established by the Institution. Institutions, acting on behalf of their customers ("Customers") may establish certain procedures for processing Customers' purchase orders and may charge their Customers for services provided in connection with the purchase of shares.

Purchases of the Funds may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

Pursuant to the Administration and Servicing Agreements, Institutions will provide various shareholder services for their Customers that own Primary B Shares. From time to time, Nations Funds may voluntarily reduce the maximum fees payable for shareholder services.

Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Primary B Shares is recorded on the books of the Funds, and share certificates are not issued. It is the responsibility of Institutions, when applicable, to record beneficial ownership of Primary B Shares and to reflect such ownership in the account statements provided to their Customers.

Effective Time of Purchases: Purchase orders for Primary B Shares in the Funds which are received by Stephens, the Transfer Agent or their respective agents before the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day. In the event that the Exchange closes early, purchase orders received prior to closing will be priced as of the time the Exchange closes and purchase orders received after the Exchange closes will be deemed received on the next Business Day and priced according to the net asset value determined on the next Business Day. Purchase orders are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund's Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following the receipt of the order, as determined above. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Institution placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution or investor.


Primary B Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens, the Transfer Agent or their respective agents. Institutions are responsible for transmitting orders for purchases of Primary B Shares by their Customers, and for delivering required funds, on a timely basis. It is the responsibility of Stephens to transmit orders it receives to Nations Funds. Institutions should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.

How To Redeem Shares

Redemption orders for Primary B Shares of the Funds which are received by Stephens, the Transfer Agent or their respective agents before the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value next determined after acceptance of the order. In the event that the Exchange closes early, redemption orders received prior to closing will be priced as of the time the Exchange closes and redemption orders received after the Exchange closes will be deemed received on the next Business Day and priced according to the net asset value determined on the next Business Day.


Redemption proceeds are normally remitted in federal funds wired to the redeeming Institution within three Business Days following receipt of the order.


Institutions are responsible for transmitting redemption orders to Stephens, the Transfer Agent or by their respective agents and for crediting their Customers' accounts with the redemption proceeds on a timely basis. It is the responsibility of Stephens to transmit orders it receives to Nations Funds. No charge for wiring redemption payments is imposed by Nations Funds, although Institutions may charge their Customer accounts for these or other services provided in connection with the redemption of Primary B Shares and may establish additional procedures. Information concerning any charges or procedures is available from the Institutions. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens, the Transfer Agent or by their respective agents.

Nations Funds may redeem a shareholder's Primary B Shares if the balance in such shareholder's account drops below $500 as a result of redemptions, and the shareholder does not increase his or her balance to at least $500 on 60 days' written notice. Share balances may also be redeemed at the direction of an Institution pursuant to arrangements between the Institution and its customers. Nations Funds also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

How To Exchange Shares

The exchange feature enables a shareholder of Primary B Shares of a Fund to acquire Primary B Shares of another Nations Fund when that shareholder believes that a shift between Funds is an appropriate investment decision. An exchange of Primary B Shares for Primary B Shares of another fund is made on the basis of the next calculated net asset value per share of each fund after the exchange order is received.


Primary B Shares may be exchanged by directing a request directly to the Institution, if any, through which the original Primary B Shares were purchased or in other cases Stephens, the Transfer Agent or their respective agents. Investors should consult their Institution, Stephens, or the Transfer Agent for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Institution.


The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.


The current prospectus for each Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.


Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shareholders should consider communicating their exchange requests by mail.


Provided your Institution allows telephone exchanges, during periods of significant economic or market change, such telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Institution through which the original shares were purchased. Investors should consult their Institution or Stephens for further information regarding exchanges.

Primary B Shares may be exchanged by directing a request directly to the Institution through which the original Primary B Shares were purchased or in some cases Stephens or the Transfer Agent. Investors should consult their Institution or Stephens for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Institution.

Shareholder Servicing Arrangements

The Funds have adopted a Shareholder Administration Plan (the "Administration Plan") pursuant to which Institutions provide shareholder administration services to their Customers who from time to time beneficially own Primary B Shares. Payments under the Administration Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed .60% of the average daily net asset value of the Primary B Shares beneficially owned by Customers with whom the Institutions have a servicing relationship. Additionally, in no event may the portion of the shareholder administration fee that constitutes a "service fee," as that term is defined in Article III, Section 26(b)(9) of the Rules of Fair Practice of the NASD, exceed .25% of the average daily net asset value of such Primary B Shares of a Fund. Holders of Primary B Shares will bear all fees paid to Institutions under the Administration Plan.


Such shareholder administration services supplement the services provided by Stephens, First Data and the Transfer Agent to shareholders of record. The shareholder administration services provided by Institutions may include: (i) aggregating and processing purchase and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services; and (xii) providing such other similar services as may be reasonably requested.


Nations Funds may suspend or reduce payments under the Servicing or Administration Plan at any time, and payments are subject to the continuation of the Servicing or Administration Plan described above and the terms of the Servicing or Administration Agreement, as the case may be, between Institutions and Nations Funds. See the SAI for more details on the Servicing or Administration Plan.The Administration Plan also provides that, to the extent any portion of the fees payable under the Administration Plan is deemed to be for services primarily intended to result in the sale of Fund shares, such fees are deemed approved and may be paid under the Administration Plan.


Nations Funds understands that Institutions may charge fees to their Customers who are the owners of Primary B Shares in connection with their Customers' accounts. These fees would be in addition to any amounts which may be received by an Institution under its Servicing or Administration Agreement with Nations Funds. The Servicing or Administration Agreement requires an Institution to disclose to its Customers any compensation payable to the Institution by Nations Funds and any other compensation payable by the Customers in connection with the investment of their assets in Primary B Shares. Customers of Institutions should read this Prospectus in light of the terms governing their accounts with their Institutions.


The Adviser may also put out of its own assets amounts to Stephens or other broker/dealers in connection with the provision of administrative and/or distribution related services to shareholders.


In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


Conflict of interest restrictions may apply to the receipt by Institutions of compensation from Nations Funds in connection with the investment of fiduciary assets in Primary B Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Primary B Shares.

How The Funds Value Their Shares


The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the Funds are valued as of the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. In the event that the Exchange closes early, shares of the Funds will be priced as of the time the Exchange closes. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.

How Dividends And Distributions Are Made; Tax Information

Dividends from net investment income are also declared and paid monthly by Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Managed Index Fund, Nations Value Fund and Nations Small Company Growth Fund. Dividends from net investment income are declared and paid annually by Nations International Value Fund. Dividends from net investment income are declared and paid each calendar quarter by the Marsico Funds, Nations Managed SmallCap Index Fund, Nations Managed Value Index and Nations Managed SmallCap Value Index Fund. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.


Primary B Shares of the Funds are eligible to receive dividends when declared, provided however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.


The net asset value of Primary B Shares will be reduced by the amount of any dividend or distribution. Accordingly, dividends and distributions on newly purchased shares represent, in substance, a return of capital. Dividends and distributions are paid in cash within five Business Days of the end of the month, quarter or year to which the payment relates. However, such dividends and distributions would nevertheless be taxable. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his or her Primary B Shares in a Fund. Each Fund's net investment income available for distribution to the holders of Primary B Shares will be reduced by the amount of administration fees payable to Institutions under the Administration Agreements.

Tax Information: Each Fund intends to continue to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income tax to the extent its earnings are distributed in accordance with the Code.


Each Fund intends to distribute substantially all of its net investment income each taxable year. Except as provided below, such distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss generally will be taxable as ordinary income to shareholders, whether such income is received in cash or reinvested in additional shares.


Corporate shareholders in the Funds may be entitled to the dividends-received deduction for distributions from those Funds investing in the stock of domestic corporations to the extent of the total qualifying dividends received by the distributing Fund.


Substantially all of the net realized long-term capital gains of the Funds, if any, will be distributed at least annually to such Funds' shareholders. The Funds generally will have no tax liability with respect to such gains, and the distributions will be taxable to such shareholders as net capital gain, regardless of how long the shareholders have held such Funds' shares and whether such distributions are received in cash or reinvested in additional shares. Noncorporate shareholders may be taxed on such distributions at preferential rates.


Portions of Nations International Value Fund and the Marsico Funds' investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, if more than 50% of the value of the total assets of each Fund consists of securities it may elect to "pass through" to its shareholders these foreign taxes, if any. Upon such an election, each share-holder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income tax for such amount.


Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and distributions paid during the prior year.


Dividends and distributions declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends and distributions are actually paid during January of the following year.


Federal law requires Nations Funds to withhold 31% from any distributions (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. If the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding, the Fund is required by the Internal Revenue Service to withhold 31% of any dividend (other than exempt-interest dividends) and/or redemption (including exchange redemptions). Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold tax on dividends paid to certain foreign shareholders.


The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning, investors should consult their tax advisors with respect to their specific tax situations as well as with respect to foreign, state and local taxes. Further tax information is contained in the SAI.

Financial Highlights

The following financial information has been derived from the audited financial statements of Nations Fund Trust, and Nations Fund, Inc. PricewaterhouseCoopers LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of PricewaterhouseCoopers LLP for the most recent fiscal period of Nations Fund Trust and Nations Fund, Inc., accompany the financial statements for such period and are incorporated by reference in the SAI, which is available upon request. For more information see "Organization and History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant. Financial Highlights for Nations Small Company Growth Fund, Nations Managed Value Index Fund, Nations Managed SmallCap Value Index Fund, Nations Marsico Focused Equities Fund, Nations Marsico Growth & Income Fund and Nations International Value Fund are not provided because the Primary B Shares for these Funds had not commenced operations during the period indicated below.

FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Value Fund

                                                                                    YEAR            PERIOD
                                                                                   ENDED             ENDED
Primary B Shares                                                                 03/31/98#         03/31/97*
Operating performance:
Net asset value, beginning of period                                              $ 17.87          $ 17.19
---------------------------------------------------------------------------------------------------------------
Net investment income                                                                0.11             0.14
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain/(loss) on investments                               6.01             2.10
---------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net asset value from operations                           6.12             2.24
---------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                               ( 0.07)          ( 0.14)
---------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                                      ( 3.94)          ( 1.42)
---------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                                  ( 4.01)          ( 1.56)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $ 19.98          $ 17.87
---------------------------------------------------------------------------------------------------------------
Total return++                                                                      38.09%           13.20%
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                               $    0(b)       $27,586
---------------------------------------------------------------------------------------------------------------
Ratio of operating expenses to average net assets                                    1.45%(a)         1.47%+(a)
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                 0.54%            1.01%+
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                               79%              47%
---------------------------------------------------------------------------------------------------------------
Ratio of operating expenses to average net assets without waivers and/or expense
  reimbursements                                                                     1.45%(a)         1.47%+(a)


  * Nations Value Fund Primary B Shares commenced operations on June 28, 1996. + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
  # Per share net investment income has been calculated using the monthly average share method.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursments, was less than 0.01%.
(b) Amount represents less than $1,000.


FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations Capital Growth Fund

                                                                                      YEAR                PERIOD
                                                                                     ENDED                ENDED
Primary B Shares                                                                   03/31/98#            03/31/97*#
Operating performance:
Net asset value, beginning of period                                               $ 11.68            $ 13.96
--------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                        ( 0.05)            ( 0.01)
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                       5.25               1.12
--------------------------------------------------------------------------------------------------------------------
Net increase in net asset value from operations                                       5.20               1.11
--------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                   --                 --
--------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                                       ( 3.68)            ( 3.39)
--------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                                   ( 3.68)            ( 3.39)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $ 13.20            $ 11.68
--------------------------------------------------------------------------------------------------------------------
Total return++                                                                       52.99%              7.07%
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                $  271            $12,367
--------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses to average net assets                                     1.45%(a)(b)        1.46%+(b)
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                         ( 0.37)%           ( 0.11)%+
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                               113%                75%
--------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses to average net assets without waivers and/or expense      1.45%(a)           1.46%+
  reimbursements

  * Nations Capital Growth Fund Primary B Shares commenced operations on
    June 28, 1996.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
  # Per share net investment income has been calculated using the monthly average share method.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY B SHARE OUTSTANDING THROUGH EACH PERIOD

Nations Disciplined Equity Fund

                                                                                    YEAR                  PERIOD
                                                                                   ENDED                   ENDED
Primary B Shares                                                                 03/31/98#               03/31/97*
Operating performance:
Net asset value, beginning of period                                               $ 18.47               $ 17.84
---------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                        ( 0.03)                 0.03
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain/(loss) on investments                                7.96                  2.15
---------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net asset value from operations                            7.93                  2.18
---------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                   --                 ( 0.04)
---------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                                       ( 4.23)               ( 1.51)
---------------------------------------------------------------------------------------------------------------------
Return of capital                                                                      --                    --
---------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                                   ( 4.23)               ( 1.55)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $ 22.17               $ 18.47
---------------------------------------------------------------------------------------------------------------------
Total return++                                                                       48.44%                12.13%
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                $    0(c)             $1,121
---------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses to average net assets                                     1.48%(a)(b)           1.54%+(a)
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                         ( 0.13%)                0.20%+
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                79%                  120%
---------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses to average net assets without waivers and/or expense      1.48%(a)(b)           1.54%+
  reimbursements

  * Nations Disciplined Equity Fund Primary B Shares commenced operations on June 28, 1996.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
  # Per share net investment income has been calculated using the monthly average share method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(c) Amount represents less than $1,000.


FOR A PRIMARY B SHARE OUTSTANDING THROUGH EACH PERIOD


Nations Managed Index Fund

                                                                                    PERIOD
                                                                                     ENDED
Primary B Shares                                                                   03/31/98*
Operating performance:
Net asset value, beginning of period                                                $ 14.52
---------------------------------------------------------------------------------------------------
Net investment income                                                                  0.14
---------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                        2.73
---------------------------------------------------------------------------------------------------
Net increase in net asset value from operations                                        2.87
---------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                 ( 0.13)
---------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                                        ( 0.15)
---------------------------------------------------------------------------------------------------
Total dividends and distributions                                                    ( 0.28)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $ 17.11
---------------------------------------------------------------------------------------------------
Total return++                                                                        18.24%
---------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                 $    3
---------------------------------------------------------------------------------------------------
Ratio of operating expenses to average net assets                                      1.00%+(a)(b)
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                   0.76%+
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                 30%
---------------------------------------------------------------------------------------------------
Ratio of operating expenses to average net assets without waivers and/or expense       1.30%+(a)
  reimbursements

  * Nations Managed Index Fund Primary B Shares commenced operations on September 4, 1997.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations Managed SmallCap Index Fund

                                                                                       YEAR               PERIOD
                                                                                      ENDED                ENDED
Primary B Shares                                                                     03/31/98            03/31/97*
Operating performance:
Net asset value, beginning of period                                                 $  9.83              $ 10.00
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   0.00                 0.02
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain/(loss) on investments                                  4.58               ( 0.17)
---------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net asset value from operations                              4.58               ( 0.15)
---------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                  ( 0.01)              ( 0.02)
---------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                                         ( 0.31)                 --
---------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                                     ( 0.32)              ( 0.02)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                       $ 14.09              $  9.83
---------------------------------------------------------------------------------------------------------------------
Total return++                                                                         47.04%              ( 1.51)%
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                  $  160               $   86
---------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses to average net assets                                       1.00%(a)(b)          1.00%+
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                    0.02%                0.55%+
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                  62%                  18%
---------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses to average net assets without waivers and/or expense        1.52%(a)             1.71%+
  reimbursements

  * Nations Managed SmallCap Index Fund Primary B Shares commenced operations on October 15, 1996.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.


Asset-Backed Securities: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities (see below). Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.


The life of an asset-backed security varies depending upon the rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.


Mortgage-Backed Securities: Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Government National Mortgage Association

("GNMA"), by the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.


The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.


The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.


Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.



Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.


Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.


The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.


Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A Fund will only invest in SMBS whose Mortgage Assets are U.S. Government obligations.


A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.


The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average dollar-weighted maturity and duration of the Funds. For additional information concerning mortgage-backed securities, see the SAI.


The mortgage-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow thereby lengthening duration and potentially reducing the value of these securities. The debt securities held by the Funds also may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Any such defaults or adverse changes in an issuer's financial condition or credit rating may adversely affect the value of the Funds' portfolio investments and, hence, the value of your investment in the corresponding Fund.


Non-Mortgage Asset-Backed Securities: Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.


Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.


The purchase of non-mortgage-backed securities raises considerations unique to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties.
Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.


Bank Instruments: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances.

The Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. Nations Small Company Growth Fund will limit its investments in interest-bearing savings deposits of commercial and savings banks to 5% of total assets.


U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations) and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.


Borrowings: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. Reverse repurchase agreements may be considered to be borrowings. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements with BNY, the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.


Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. A Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be creditworthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if a Fund does not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, a Fund's asset coverage and other factors at the time of a reverse repurchase, a Fund may not establish a segregated account when the Adviser believes it is not in the best interests of the Fund to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.


Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.


Commercial Instruments: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser, at the time of purchase, to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


Convertible Securities, Preferred Stock, and Warrants: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


Fixed Income Investing: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.



Foreign Currency Transactions: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.


Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.


In addition, the Euro will become the single currency in at least 11 European nations used in many financial transactions. Accordingly, the German mark, French franc and other national currencies will no longer be used. Although the impact of implementing the Euro is not possible to predict, the transition could have an effect on the financial markets and economic environment in Europe and other parts of the world. For example, investors may begin to view those countries participating in the Economic Monetary Union as a single combined entity and may alter their investment behavior accordingly. In response to any such effect of the Euro implementation, the Adviser may need to adapt its investment policies and strategy.


Foreign Securities: Foreign securities include debt and equity obligations (dollar- and non-dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on income (including interest, distributions and disposition proceeds), possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


Certain Funds may invest indirectly in the securities of foreign issuers through sponsored or unsponsored ADRs, ADSs, GDRs and EDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs, American Depository Shares ("ADSs"), GDRs and EDRs may not entitle the Funds to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs, ADSs, GDRs or EDRs. Generally, ADRs and ADSs in registered form, are designed for use in the U.S. securities markets. GDRs are designed for use in both the U.S. and European securities markets. EDRs, in bearer form, are designed for use in European securities markets. ADRs, ADSs, GDRs and EDRs also involve certain risks of other investments in foreign securities.


Futures, Options and Other Derivative Instruments: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as equity swap contracts, interest rate swaps, currency swaps, caps, collars and floors.


The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.


Guaranteed Investment Contracts: Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instru-ments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general as separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.


A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.


Illiquid Securities: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. Nations International Value Fund will not hold more than 10% of the value of its respective net assets in securities that are illiquid. The other Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid. Repurchase agreements, time deposits and GICs that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities, are subject to the limitation on illiquid securities.


If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which are issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board of Directors/Trustees, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise the level of illiquidity of a Fund holding such securities may increase during such period.


Indexed/Structured Securities: Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.


Interest Rate Transactions: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, i.e. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index is below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.


Lower-Rated Debt Securities: Certain of the Funds may invest in lower-rated debt securities. Lower-rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. The Marsico Funds will not purchase debt securities rated below "CCC-" by S&P or "Caa" by Moody's. Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated, or its ratings may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the security.

The Marsico Funds may also purchase unrated bonds of foreign and domestic issuers.

The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.


The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.


Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.


Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.


Money Market Instruments: Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.


Municipal Securities: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.


Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.


Municipal Securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.


Municipal Securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income tax.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.


A Fund may invest in short-term securities, in commitments to purchase such securities on a "when-issued" basis, and reserves the right to engage in "put" transactions on a daily, weekly or monthly basis. Securities purchased on a "when-issued" basis are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Funds will only commit to purchase a security on a when-issued basis with the intention of actually acquiring the security and will segregate sufficient liquid assets to meet its purchase obligation.


A "put" feature permits a Fund to sell a security at a fixed price prior to maturity. The underlying Municipal Securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the security as originally issued, it may not be marketable or assignable. Therefore, the put would only have value to the Fund. In certain cases a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds will limit their put transactions to institutions which the Adviser believes present minimal credit risk, pursuant to guidelines adopted by the Boards of Directors/Trustees.


Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Other Investment Companies: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order issued by the SEC, the Nations Funds' non-money market funds may purchase shares of Nations Funds' money market funds.


Passive Foreign Investment Companies: Passive foreign investment companies ("PFICs") are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. Income tax regulations may require the Fund to recognize income associated with the PFIC prior to the actual receipt of any such income.


Pay-in-Kind Bonds: Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.


Real Estate Investment Trusts: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.


Repurchase Agreements: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a maturity of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund


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may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.


Securities Lending: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of creditworthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 33% of the value of its total assets, which may include cash collateral received for securities loans. Cash collateral received by a Nations Fund may be invested in a Nations Funds' money market fund.


Step Coupon Bonds: Step coupon bonds are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.


Short-Term Trust Obligations: Certain of the Funds may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle a Fund to a proportional fractional interest in payments received by the trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by a Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.


Stock Index, Interest Rate and Currency Futures Contracts: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.


Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


U.S. Government Obligations: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury Obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.


The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.


Variable- and Floating-Rate Instruments: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder


                                                                              39
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to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.


When-Issued, Delayed Delivery and Forward Commitment Securities: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.


Zero Coupon Bonds: Zero coupon bonds are debt securities that do not pay interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

 Appendix B -- Description Of Ratings



The following summarizes the highest eight ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.



      AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.


      AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.


      A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


      BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.


      BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


      CCC, CC -- An obligation rated CCC is vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation; an obligation rated CC is highly vulnerable to nonpayment.

To provide more detailed indications of credit quality, the AA, A, BBB and CCC ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the highest eight ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.


      Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


      Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


      A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


      Baa -- Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


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



      Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


      B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


      Caa, Ca -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.


The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment grade:


      AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.


      AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.


      A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


      BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.


To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch IBCA ("Fitch") for bonds, each of which denotes that the securities are investment grade:


      AAA -- "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


      AA -- "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


      A -- "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


      BBB -- "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:


      MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.


      MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.


The following summarizes the two highest ratings used by S&P for short-term municipal notes:


      SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.


      SP-2 -- Satisfactory capacity to pay principal and interest.


The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1-indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the two highest rating categories used by Fitch for short-term obligations:


      F1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


      F1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+.


Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Commercial paper rated A-3 or B correlates with the S&P Bond rankings (described above) of BBB/BBB- and BB+, respectively.


The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.

For commercial paper, Fitch uses the short-term debt ratings described above.

Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

      AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

      AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

      A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

      TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

      TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

      TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

      TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


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



      AAA -- "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA -- "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A -- "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


      BBB -- "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

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